Universal Institutional Funds, Inc.  Core Plus Fixed Income Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	LaFarge SA 5.500% due 7/9/2019
Purchase/Trade Date:	7/6/10
Offering Price of Shares: $99.914
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $295,000
Percentage of Offering Purchased by Fund: 0.054
Percentage of Funds Total Assets: 0.14
Brokers: Barclays Capital, JPMorgan, Mitsubishi UFJ, Deutsche Bank, Mizuho Securities, RBS, UBS
Purchased from: Barclays Capital

Securities Purchased:	Time Warner Inc. 4.700% due 1/15/2021
Purchase/Trade Date:	7/7/2010
Offering Price of Shares: $99.762
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $290,000
Percentage of Offering Purchased by Fund: 0.029
Percentage of Funds Total Assets: 0.13
Brokers: Barclays Capital, Citi, JPMorgan, Wells Fargo Securities, BofA Merrill Lynch, BNP Paribas, Deutsche Bank Securities,
Goldman Sachs, Morgan Stanley
Purchased from: JPMorgan

Securities Purchased:	Westpac Banking Corp. 3.000% due 8/4/2015
Purchase/Trade Date:	7/26/2010
Offering Price of Shares: $99.540
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $415,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Funds Total Assets: 0.19
Brokers: HSBC, Morgan Stanley, JPMorgan
Purchased from: HSBC Securities

Securities Purchased:	Omnicom Group Inc. 4.450% due 8/15/2020
Purchase/Trade Date:	8/2/2010
Offering Price of Shares: $99.654
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $310,000
Percentage of Offering Purchased by Fund: 0.031
Percentage of Funds Total Assets: 0.14
Brokers: JPMorgan, BofA Merrill Lynch, Citi, Deutsche Bank, HSBC,
Morgan Stanley
Purchased from: JPMorgan



Securities Purchased:	Expedia Inc. 5.950% due 8/15/2020
Purchase/Trade Date:	8/2/2010
Offering Price of Shares: $99.893
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Funds Total Assets: 0.14
Brokers: BofA Merrill Lynch, Barclays Capital, BNP Paribas, JPMorgan, RBS, Mitsubishi UFJ Securities
Purchased from: JPMorgan

Securities Purchased:	QEP Resources Inc. 6.875% due 3/1/2021
Purchase/Trade Date:	8/11/2010
Offering Price of Shares: $99.074
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Funds Total Assets: 0.07
Brokers: Deutsche Bank Securities, JP Morgan, BofA Merrill Lynch,
BMO Capital Markets, Wells Fargo Securities, Mitsubishi UFJ Securities Purchased from: Deutsche Bank Securities

Securities Purchased:	Warner Chilcott Co. LLC 7.750% due 9/15/2018
Purchase/Trade Date:	8/12/2010
Offering Price of Shares: $100.000
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $85,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Funds Total Assets: 0.04
Brokers: BofA Merrill Lynch, JPMorgan, Goldman Sachs, Morgan Stanley Purchased from: Banc of America

Securities Purchased:	Ingram Micro Inc. 5.25% due 9/1/2017
Purchase/Trade Date:	8/16/2010
Offering Price of Shares: $99.998
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.110
Percentage of Funds Total Assets: 0.15
Brokers: BofA Merrill Lynch, Morgan Stanley
Purchased from: Banc of America





Securities Purchased:	ING Bank NV 3.000% due 9/1/2015
Purchase/Trade Date:	8/17/2010
Offering Price of Shares: $99.732
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $320,000
Percentage of Offering Purchased by Fund: 0.043
Percentage of Funds Total Assets: 0.15
Brokers: Banc of America, Morgan Stanley & Co., ING Bank NV
Purchased from: Banc of America

Securities Purchased:	YUM Brands Inc. 3.875% due 11/1/2020
Purchase/Trade Date:	8/24/2010
Offering Price of Shares:  $99.867
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $125,000
Percentage of Offering Purchased by Fund: 0.036
Percentage of Funds Total Assets: 0.06
Brokers: JPMorgan, Citi, Goldman Sachs, Morgan Stanley
Purchased from: JPMorgan

Securities Purchased:	Societe Generale 3.100% due 9/14/2015
Purchase/Trade Date:	9/7/2010
Offering Price of Shares:  $99.968
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $315,000
Percentage of Offering Purchased by Fund: 0.032
Percentage of Funds Total Assets: 0.15
Brokers:  BofA Merrill Lynch, JPMorgan, Morgan Stanley, Societe
Generale
Purchased from: Banc of America

Securities Purchased:	Albermarle Corp. 4.500% due 12/15/2020
Purchase/Trade Date:	12/7/2010
Offering Price of Shares: $99.101
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund: 0.067
Percentage of Funds Total Assets: 0.11
Brokers: BofA Merrill Lynch, JPMorgan, UBS Investment Bank,
BNP Paribas, Wells Fargo Securities, BNY Mellon Capital Markets, HSBC, Mitsubishi UFJ Securities, RBS, SMBC Nikko, SunTrust Robinson Humphrey
Purchased from: Banc of America





Securities Purchased:	Saic Inc. 4.450% due 12/1/2020
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.637
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $65,000
Percentage of Offering Purchased by Fund: 0.014
Percentage of Funds Total Assets: 0.04
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America

Securities Purchased:	Saic Inc. 5.950% due 12/1/2040
Purchase/Trade Date:	12/13/2010
Offering Price of Shares: $99.851
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.083
Percentage of Funds Total Assets: 0.12
Brokers: BofA Merrill Lynch, Citi, Morgan Stanley, BNY Mellon Capital Markets LLC, Scotia Capital, RBS, US Bancorp, Wells Fargo Securities, Societe Generale, UBS Investment Bank
Purchased from: Banc of America